Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of March 5, 2024, by and among Atlas Energy Solutions Inc., a Delaware corporation (the “Company”), and each of the other parties listed on the signature pages hereto (the “Initial Holders”), and the other Holders (as defined below) that may become party hereto from time to time (each a “Party” and collectively, the “Parties”).

WHEREAS, this Agreement is being entered into pursuant to the Agreement and Plan of Merger, dated as of February 26, 2024 (the “Merger Agreement”), by and among HC Minerals Inc., a Delaware Corporation (“Purchaser”), the Company and Hi-Crush Inc. (“Hi-Crush”);

WHEREAS, in connection with the closing of the transactions contemplated by the Merger Agreement on the date hereof, as partial consideration for the acquisition of Hi-Crush by the Purchaser pursuant to the Merger Agreement, the Company issued to stockholders of Hi-Crush an aggregate of 9,711,432 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), pursuant to the terms of the Merger Agreement; and

WHEREAS, pursuant to the Merger Agreement, the Company has agreed to provide the Initial Holders with certain registration rights under the Securities Act (as defined herein).

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each party hereto, the Parties hereby agree as follows:

1. Definitions. As used in this Agreement, the following terms have the meanings indicated:

“Adoption Agreement” means an Adoption Agreement in substantially the form attached hereto as Exhibit A.

“Affiliate” of any specified Person means any other Person which, directly or indirectly, is in Control of, is Controlled by, or is under common Control with, such specified Person. For the avoidance of doubt, for purposes of this Agreement, the Holders shall not be considered Affiliates of the Company.

“Agreement” has the meaning set forth in the preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined under Rule 405.

“Blackout Period” has the meaning set forth in Section 3(o).

“Block Trade” has the meaning set forth in Section 8.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday, any federal holiday or any other day on which banking institutions in the state of Texas or the state of New York are authorized or required to be closed by law or governmental action.

“Commission” means the Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Common Stock” has the meaning set forth in the preamble.

“Company” has the meaning set forth in the preamble.

“Company Securities” means any equity interest of any class or series in the Company.

“Control” (including its correlative meanings “controlling” or “controlled”) means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Covered Notice” has the meaning set forth in Section 3(r).

“Effective Date” means the time and date that a Registration Statement is first declared effective by the Commission or otherwise becomes effective.

“Effectiveness Period” means the period beginning on the Effective Date and expiring on the earlier of (A) 180 days (or three years if a Shelf Registration Statement is requested) after the Effective Date of such Registration Statement or (B) the date on which all Registrable Securities covered by such Registration Statement have been sold or otherwise disposed of or such Shares are no longer Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.

“Holder” means each of the Initial Holders and/or any Permitted Transferee to whom registration rights conferred by this Agreement have been transferred in compliance with Section 9, in each case, for so long as such Person owns Registrable Securities; provided, however, that a Person shall cease to be a Holder when such Person owns less than 2% of the then outstanding shares of Common Stock and such Person may dispose of all Registrable Securities then owned by such Person, free of restrictions, without regard to Rule 144(b) (or any successor rule) under the Securities Act (i.e., such Person is not an affiliate of the Company, and has not been an affiliate of the Company for the previous three months, and has satisfied the one-year holding period under Rule 144).

“Holder Indemnified Persons” has the meaning set forth in Section 6(a).

“Holder Lock-Up Period” has the meaning set forth in Section 3(q).

“Initial Holders” has the meaning set forth in the preamble.

“Initiating Holder(s)” means the Holder(s) delivering the Underwritten Shelf Takedown Demand.

“Legend Removal Documents” has the meaning set forth in Section 3(s).

“Lock-Up Period” has the meaning set forth in Section 8.

“Losses” has the meaning set forth in Section 6(a).

“Managing Underwriter” means, with respect to any Underwritten Offering or Overnight Underwritten Offering, the book running lead manager or managers of such Underwritten Offering or Overnight Underwritten Offering.

“Material Adverse Effect” has the meaning set forth in Section 2(b)(ii),

“MNPI” means material non-public information within the meaning of Regulation FD promulgated under the Exchange Act.

“Opt-Out Election” has the meaning set forth in Section 3(r).

“Overnight Underwritten Offering” means an Underwritten Offering that is expected to be launched after the close of trading on one Trading Day and priced before the open of trading on the next succeeding Trading Day.

“Parties” has the meaning set forth in the preamble.

“Permitted Transferee” means (a) any Affiliate of a Holder and (b) any of the direct or indirect partners, shareholders, members or other holders of other equity interests of any Holder, provided that in each case, such transferee has delivered to the Company a duly executed Adoption Agreement.

“Person” means an individual, corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, estate, trust, government (or an agency or subdivision thereof) or other entity of any kind.

“Piggyback Registration” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration Notice” has the meaning set forth in Section 2(c)(i).

“Piggyback Registration Request” has the meaning set forth in Section 2(c)(i).

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or, to the knowledge of the Company, to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A, Rule 430B or Rule 430C), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means the Shares; provided, however, that Registrable Securities shall not include: (i) any Shares that have been registered under the Securities Act and disposed of pursuant to an effective Registration Statement or otherwise transferred to a Person who is not entitled to the registration and other rights hereunder; (ii) any Shares that have been sold or transferred by the Holder thereof pursuant to Rule 144 (or any similar provision then in force under the Securities Act) and the transferee thereof does not receive “restricted securities” as defined in Rule 144; and (iii) any Shares that cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

“Registration Expenses” has the meaning set forth in Section 5.

“Registration Statement” means a registration statement of the Company in the form required to register under the Securities Act and other applicable law the resale of the Registrable Securities in accordance with the intended plan of distribution of each Holder of Registrable Securities included therein, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Resale Shelf Registration Statement” has the meaning set forth in Section 2(a)(i).

“Rule 144” means Rule 144, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 405” means Rule 405, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 415” means Rule 415, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 424” means Rule 424, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 430A” means Rule 430A, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 430B” means Rule 430B, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Rule 430C” means Rule 430C, as amended from time to time, promulgated by the Commission pursuant to the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, and any successor thereto, and any rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (except as set forth in Section 5).

“Shares” means (i) the aggregate 9,711,432 shares of Common Stock issued to the Initial Holders pursuant to the terms of the Merger Agreement, (ii) any other shares of Common Stock issued to the Initial Holders in connection with the merger and (iii) and any other equity interests of the Company or equity interests in any successor of the Company issued in respect of such shares by reason of or in connection with any stock dividend, stock split, combination, reorganization, recapitalization, conversion to another type of entity or similar event involving a change in the capital structure of the Company. For purposes of this Agreement, a Person shall be deemed to be a holder of Shares and such Shares shall be deemed to be in existence whenever such Person has the right to acquire such Shares (upon conversion, exchange or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right other than vesting), whether or not such acquisition has actually been effected, and such Person shall be entitled to exercise the rights of a holder of Shares.

“Shelf Registration Statement” means a Registration Statement of the Company filed with the Commission on Form S-3 (or any successor form or other appropriate form under the Securities Act) for an offering to be made on a continuous or delayed basis pursuant to Rule 415 (or any similar rule that may be adopted by the Commission) or, if the Company is not then eligible to file on Form S-3, on Form S-1 or any other appropriate form under the Securities Act, or any successor rule that may be adopted by the Commission, and all amendments and supplements to such Registration Statement (including post-effective amendments), covering the Registrable Securities, as applicable.

“Suspension Period” has the meaning set forth in Section 10(b).

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means the principal national securities exchange on which Registrable Securities are listed.

“Underwritten Offering” means an underwritten offering of Common Stock for cash (whether an Underwritten Shelf Takedown or in connection with a public offering of Common Stock by the Company, stockholders or both) and excludes an offering relating solely to an employee benefit plan, an offering relating to a transaction on Form S-4 or S-8 or an offering on any registration statement form that does not permit secondary sales.

“Underwritten Offering Piggyback Notice” has the meaning set forth in Section 2(c)(ii).

“Underwritten Piggyback Offering” has the meaning set forth in Section 2(c)(ii).

“Underwritten Shelf Takedown” has the meaning set forth in Section 2(b)(i).

“Underwritten Shelf Takedown Demand” has the meaning set forth in Section 2(b)(i).

“Underwritten Shelf Takedown Notice” has the meaning set forth in Section 2(b)(ii).

“VWAP” means, as of a specified date and in respect of Registrable Securities, the volume weighted average price for such security on the Trading Market for the five Trading Days immediately preceding, but excluding, such date.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections refer to Sections of this Agreement; (c) the terms “include,” “includes,” “including” and words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “hereto,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall include all rules and regulations promulgated thereunder, and references to any law or statute shall be construed as including any legal and statutory provisions consolidating, amending, succeeding or replacing the applicable law or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated.

2. Registration.

(a) Shelf Registration.

(i) Subject to Section 3(o), the Company shall, as soon as reasonably practicable after becoming eligible for use of a registration statement on Form S-3, but in no event later than the later of (x) April 1, 2024 and (y) fifteen Business Days after the date on which audited carveout financial statements and reserve report are delivered for inclusion in the registration statement (the “Shelf Registration Filing Deadline”), file with the Commission a registration statement on Form S-3 (or any successor form or other appropriate form under the Securities Act), or, if the Company is not eligible for use of a registration statement on Form S-3 by the Shelf Registration Filing Deadline, a registration statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule thereto) (the “Resale Shelf Registration Statement”) covering the public resale of all of the Registrable Securities (determined as of the date hereof) on a delayed or continuous basis, which shall contain a prospectus in such form as to permit the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall use its commercially reasonable efforts to cause the Resale Shelf Registration Statement to become effective under the Securities Act as promptly as reasonably practicable after the filing thereof (it being agreed that the Resale Shelf Registration Statement shall be an Automatic Shelf Registration Statement if the Company is a well-known seasoned issuer (as defined in Rule 405) at the most recent applicable eligibility determination date).  The Company shall use commercially reasonable efforts to cause the Resale Shelf Registration Statement to remain effective, and to be supplemented and amended to the extent necessary to ensure that the Resale Shelf Registration Statement is available or, if not available, that another registration statement is available (which shall be considered the “Resale Shelf Registration Statement” for purposes of this Agreement), for the resale of all the Registrable Securities by the Holders until the expiration of the Effectiveness Period. When the Resale Shelf Registration Statement is effective, (a) such Resale Shelf Registration Statement (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (b) in the case of any prospectus contained in the Resale Shelf Registration Statement, such prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which such statements are made, not misleading. The Company may require, by written request, each Holder to promptly furnish in writing to the Company such information regarding the ownership or distribution of the Registrable Securities as it may from time to time reasonably request and such other information as may be legally required in connection with the filing of the Resale Shelf Registration Statement or any amendment or supplement thereto. Notwithstanding anything herein to the contrary, the Company shall have the right to exclude from the Resale Shelf Registration Statement and any Underwritten Shelf Takedown the Registrable Securities of any Holder who does not comply with the provisions of the immediately preceding sentence.

(b) Request for Underwritten Shelf Takedown.

(i) Following the expiration of the Lock-Up Period, any Holder(s) shall have the option and right, exercisable by delivering a written notice to the Company (each an “Underwritten Shelf Takedown Demand”) to distribute all or a portion of their Registrable Securities in an Underwritten Offering (an “Underwritten Shelf Takedown”). The Underwritten Shelf Takedown Demand must set forth the number of Registrable Securities that the Initiating Holder(s) intends to include in such Underwritten Shelf Takedown and the intended methods of disposition thereof. Notwithstanding anything to the contrary herein, in no event shall the Company be required to effectuate an Underwritten Shelf Takedown unless the Registrable Securities of the Initiating Holder(s) and its respective Affiliates to be included therein have an aggregate value, based on the VWAP as of the date of the Underwritten Shelf Takedown Demand, of at least $50 million. The Managing Underwriter of an Underwritten Shelf Takedown shall be designated by the Company, provided, that such selection shall be subject to the consent of the Initiating Holder(s), which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, the Company (i) is not obligated to effect more than a total of two Underwritten Shelf Takedowns during any 12-month period, (ii) will not be obligated to effect an Underwritten Shelf Takedown within 120 days of a previously granted Underwritten Shelf Takedown and (iii) is not obligated to effect more than a total of three Underwritten Shelf Takedowns.

(ii) Promptly, and in any event no later than three Business Days after receipt of an Underwritten Shelf Takedown Demand by the Company (or two Business Days if the Underwritten Shelf Takedown Demand is for an Overnight Underwritten Offering or “bought deal”), the Company shall notify all Holders (other than the Initiating Holder(s)) of such demand (the “Underwritten Shelf Takedown Notice”). Each such Holder that receives an Underwritten Shelf Takedown Notice shall have the opportunity to include in such Underwritten Shelf Takedown that number of Registrable Securities as such Holder may request in writing to the Company within three Business Days (or one Business Day if the Underwritten Shelf Takedown Demand is for an Overnight Underwritten Offering or “bought deal”) after the date that the Underwritten Shelf Takedown Notice was delivered to such Holder by the Company. If no request for inclusion from a Holder is delivered to the Company within the applicable response period provided in this Section 2(b)(ii), such Holder shall have no further right to participate in such Underwritten Shelf Takedown. Whether or not a Holder elects to participate in an Underwritten Shelf Takedown, receipt of any Underwritten Shelf Takedown Notice required to be provided in this Section 2(b)(ii) to Holders shall be kept confidential by the Holder (including that such notice has been delivered) until such time as the Underwritten Offering contemplated by such Underwritten Shelf Takedown Notice has been publicly announced or abandoned (notice of which, in the latter case, shall be provided promptly to such Holder). Subject to Section 2(d), the Company shall include in the Underwritten Shelf Takedown all Registrable Securities sought to be included in such Underwritten Shelf Takedown as identified by the Holders that have delivered appropriate notice thereof to the Company in accordance with this Section 2(b)(ii). Notwithstanding the foregoing, if the Underwritten Shelf Takedown Demand is for an Overnight Underwritten Offering or “bought deal” and the investment bank or Managing Underwriter advises the Company and the Initiating Holder(s) in writing that the giving of notice pursuant to the first sentence of this Section 2(b)(ii) would have a material adverse effect on the price or success of the offering (a “Material Adverse Effect”), no such notice shall be required (and the other Holders shall have no right to include their Registrable Securities in such Underwritten Shelf Takedown) and, for the avoidance of doubt, such offering shall not count as one of the permitted Underwritten Shelf Takedowns pursuant to Section 2(b)(i).

(iii)  At any time prior to the execution of an underwriting agreement with respect to any Underwritten Shelf Takedown, any participating Holder may withdraw its request for inclusion of its Registrable Securities therein. Any Underwritten Shelf Takedown Demand that is subsequently withdrawn by the Initiating Holder shall count as one of the permitted Underwritten Shelf Takedowns pursuant to Section 2(b)(i) unless (a) the Initiating Holder(s) (or another Holder or Holders) pays all Registration Expenses incurred in connection with such withdrawn offering through the date of such withdrawal, (b) during the offering process material adverse information regarding the Company is disclosed that was not known by the Initiating Holder at the time the Underwritten Shelf Takedown Demand was made or (c) the Company has not complied in all material respects with its obligations hereunder required to have been taken prior to such withdrawal.

(iv) Without limiting Section 3, in connection with any Underwritten Shelf Takedown pursuant to and in accordance with this Section 2(b), the Company shall (A) promptly prepare and file or cause to be prepared and filed (1) such additional forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents, as may be necessary or advisable to register or qualify the securities subject to such Underwritten Shelf Takedown, including under the securities laws of such jurisdictions as the participating Holders shall reasonably request; provided, however, that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would become subject to general service of process or to taxation or qualification to do business in such jurisdiction solely as a result of registration and (2) such forms, amendments, supplements, prospectuses, certificates, letters, opinions and other documents as may be necessary to apply for listing or to list the Registrable Securities subject to such Underwritten Shelf Takedown on the Trading Market and (B) do any and all other acts and things that may be reasonably necessary or appropriate or reasonably requested by the participating Holders to enable the participating Holders to consummate a public sale of such Registrable Securities in accordance with the intended timing and method or methods of distribution thereof.

(c) Piggyback Registration and Piggyback Underwritten Offering.

(i) If the Company shall at any time propose to file a registration statement under the Securities Act with respect to an offering of Common Stock (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto or filed solely in connection with an exchange offer, a rights offering or any employee benefit or dividend reinvestment plan), whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least five Business Days, except if the Registration Statement will be a Shelf Registration Statement, at least three Business Days, before) the anticipated filing date (the “Piggyback Registration Notice”). The Piggyback Registration Notice shall offer Holders the opportunity to include for registration in such registration statement the number of Registrable Securities as they may request in writing (a “Piggyback Registration”). The Company shall use commercially reasonable efforts to include in each such Piggyback Registration such Registrable Securities for which the Company has received written requests for inclusion therein (“Piggyback Registration Request”) within three Business Days after sending the Piggyback Registration Notice. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided that such request must be made in writing prior to the effectiveness of such registration statement and such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the Piggyback Registration as to which such withdrawal was made. Any withdrawing Holder shall continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of Common Stock, all upon the terms and conditions set forth herein.

(ii) If the Company shall at any time propose to conduct an Underwritten Offering, whether or not for its own account, then the Company shall promptly notify all Holders of such proposal reasonably in advance of (and in any event at least two Business Days before in connection with a “bought deal” or Overnight Underwritten Offering or pursuant to a Shelf Registration Statement) the commencement of the offering, which notice shall set forth the principal terms and conditions of the issuance, including the proposed offering price (or range of offering prices), the anticipated filing date of the related registration statement (if applicable) and the number of shares of Common Stock that are proposed to be registered (the “Underwritten Offering Piggyback Notice”). Receipt of any Underwritten Offering Piggyback Notice required to be provided in this Section 2(c)(ii) to Holders shall be kept confidential by the Holder until such proposed Underwritten Offering is (A) publicly announced or (B) such Holder receives notice that such proposed Underwritten Offering has been abandoned, which such notice shall be provided as reasonably practicable by the Company to each Holder. The Underwritten Offering Piggyback Notice shall offer Holders the opportunity to include in such Underwritten Offering (and any related registration, if applicable) the number of Registrable Securities as they may request in writing (an “Underwritten Piggyback Offering”); provided, however, that in the event that the Company proposes to effectuate the subject Underwritten Offering pursuant to an effective Shelf Registration Statement of the Company other than an Automatic Shelf Registration Statement, only Registrable Securities of Holders which are subject to an effective Shelf Registration Statement may be included in such Underwritten Piggyback Offering, unless the Company is then able to file an Automatic Shelf Registration Statement and in the reasonable judgment of the Company, the filing of the same including Registrable Securities of Holders that are not otherwise included in an effective Shelf Registration Statement would not have a Material Adverse Effect on the price, timing or distribution of the Common Stock in such Underwritten Piggyback Offering. The Company shall use commercially reasonable efforts to include in each such Underwritten Piggyback Offering such Registrable Securities for which the Company has received written requests for inclusion therein within three Business Days after sending the Underwritten Offering Piggyback Notice (or one Business Day in connection with a “bought deal” or Overnight Underwritten Offering). Notwithstanding anything to the contrary in this Section 2(c)(ii), if the Underwritten Offering pursuant to this Section 2(c)(ii) is a “bought deal” (other than a variable price reoffer) or Overnight Underwritten Offering and the Managing Underwriter advises the Company that the giving of notice pursuant to this Section 2(c)(ii) would have an adverse effect on the price, timing or distribution of the Common Stock in such Underwritten Offering, no such notice shall be required. Each Holder shall be permitted to withdraw all or part of such Holder’s Registrable Securities from an Underwritten Piggyback Offering at any time, and such Holder shall continue to have the right to include any Registrable Securities in any subsequent Underwritten Offerings, all upon the terms and conditions set forth herein. For the avoidance of doubt, the piggyback rights provided herein are not subject to the Lock-Up Period or any of the restrictions contained in Section 8 of this Agreement.

(iii) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(c) at any time in its sole discretion whether or not any Holder has elected to include Registrable Securities in such Registration Statement. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 4 hereof.

(d) Priority in Underwritten Offerings. In connection with an Underwritten Offering, which, for the avoidance of doubt, includes an Underwritten Shelf Takedown, if the Managing Underwriter of any such Underwritten Offering advises the Company, and the Company advises the Holders in writing, that the total amount of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) that the Holders and any other Persons (including the Company) intend to include in such Underwritten Offering (and any related registration, if applicable) exceeds the number that can be included in such Underwritten Offering without being reasonably likely to have an adverse effect on the price, timing or distribution of the Common Stock offered or the market for the Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock), then the Common Stock to be included in such Underwritten Offering (in each case subject to the other terms and provisions of this Agreement) shall include the number of shares of Common Stock that such Managing Underwriter advises the Company can be sold without having such adverse effect, with such number to be allocated as follows (in each case, with respect to such Persons that have validly requested to include shares of Common Stock in such Underwritten Offering in accordance with this Agreement or otherwise pursuant to rights of registration granted by the Company):

(i) if the offering was initiated for and on behalf of the Company:

(A) first, to the Company; and

(B) second, to the Holders and to all other holders of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) entitled to participate in such Underwritten Offering, pro rata in accordance with the number of Registrable Securities then held by each such Holder and the number of shares of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) then held by such other holders;

(ii) in the case of an Underwritten Shelf Takedown:

(A) first, to the Holders, pro rata based on the relative number of Registrable Securities then held by each such Holder;

(B) second, to the Company; and

(C) third, pro rata among all other holders of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) entitled to participate in such Underwritten Offering, pro rata in accordance with the number of shares of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock), collectively, then held by such other holders;

(iii) if the offering was not initiated for and on behalf of the Company and was initiated for and on behalf of any holder of registration rights (other than any Holder):

(A) first, to such other holders, pro rata based on the number of shares of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock), collectively, held by such other holders;

(B) second, to the Company; and

(C) third, pro rata among all other holders of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) and the Holders proposed to be included in such offering based on the number of shares of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) and Registrable Securities, as applicable, collectively, held by such other holders and the Holders.

3. Registration and Underwritten Offering Procedures.

The procedures to be followed by the Company and each Holder electing to sell Registrable Securities in a Registration Statement pursuant to this Agreement, and the respective rights and obligations of the Company and such Holders, with respect to the preparation, filing and effectiveness of such Registration Statement and the effectuation of any Underwritten Offering, are as follows:

(a) In connection with the Resale Shelf Registration Statement, the Company will, at least five Business Days prior to the anticipated filing of such Resale Shelf Registration Statement and any related Prospectus or any amendment or supplement thereto (other than, after effectiveness of the Resale Shelf Registration Statement, any filing made under the Exchange Act that is incorporated by reference into the Resale Shelf Registration Statement) (for purposes of this subsection, supplements and amendments shall not be deemed to include any filing that the Company is required to make pursuant to the Exchange Act or any amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), (i) furnish to such Holders copies of all such documents prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(b) In connection with a Piggyback Registration, Underwritten Piggyback Offering or an Underwritten Shelf Takedown, the Company will, at least three Business Days (or one Business Day in the case of any Overnight Underwritten Offering or “bought deal”) prior to the anticipated filing of any initial Registration Statement that identifies the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto), as applicable, (i) furnish to such Holders copies of any such Registration Statement or related Prospectus or amendment or supplement thereto that identify the Holders and any related Prospectus or any amendment or supplement thereto (other than amendments and supplements that do not materially alter the previous disclosure or do nothing more than name Holders and provide information with respect thereto) prior to filing and (ii) use commercially reasonable efforts to address in each such document when so filed with the Commission such comments as such Holders reasonably shall propose prior to the filing thereof.

(c) The Company will use commercially reasonable efforts to as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for its Effectiveness Period and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holders; (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; and (iii) respond to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably practicable provide such Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to such Holders as selling stockholders but not any comments that would result in the disclosure to such Holders of material and non-public information concerning the Company.

(d) The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the Registration Statements and the disposition of all Registrable Securities covered by each Registration Statement.

(e) The Company will notify such Holders who are included in a Registration Statement as promptly as reasonably practicable: (i) (A) when a Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement in which such Holder is included has been filed; (B) when the Commission notifies the Company whether there will be a “review” of the applicable Registration Statement and whenever the Commission comments in writing on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each of such Holders that pertain to such Holders as selling stockholders); and (C) with respect to each applicable Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information that pertains to such Holders as sellers of Registrable Securities; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence (but not the details) of any event or passage of time that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of such Registration Statement, or include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of the Prospectus (provided, however, that no notice by the Company shall be required pursuant to this clause (v) in the event that the Company either promptly files a prospectus supplement to update the Prospectus or a Form 8-K or other appropriate Exchange Act report that is incorporated by reference into the Registration Statement, which in either case, contains the requisite information that results in such Registration Statement no longer containing any untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of such Registration Statement, or including any untrue statement of a material fact or omitting to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of the Prospectus).

(f) The Company will use commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as reasonably practicable, or if any such order or suspension is made effective during any Blackout Period or Suspension Period, as promptly as reasonably practicable after such Blackout Period or Suspension Period is over.

(g) During the Effectiveness Period, the Company will furnish to each such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Holder (including those incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company will not have any obligation to provide any document pursuant to this Section 3(g) that is available on the Commission’s EDGAR system.

(h) The Company will promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses (including each form of prospectus) authorized by the Company for use and each amendment or supplement thereto as such Holder may reasonably request during the Effectiveness Period. Subject to the terms of this Agreement, including Section 10(b), the Company consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

(i)   In connection with any Underwritten Shelf Takedown, the Company will use commercially reasonable efforts to procure and provide a copy to each Holder of any customary legal opinions, auditor “comfort” letters and reports of the independent mining engineers and geologists of the Company relating to the mineral reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent mining engineer or geologist as the Managing Underwriter reasonably requests.

(j) Upon the occurrence of any event contemplated by Section 3(e)(v), as promptly as reasonably practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, nor will any Prospectus include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k) With respect to Underwritten Offerings, subject to the right of a Holder to withdraw such Holder’s Registrable Securities from an Underwritten Offering in accordance with the terms of this Agreement, (i) the right of any Holder to include such Holder’s Registrable Securities in an Underwritten Offering shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting to the extent provided herein, (ii) each Holder participating in such Underwritten Offering severally agrees to enter into an underwriting agreement in customary form and sell such Holder’s Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled to select the Managing Underwriter hereunder and (iii) each Holder participating in such Underwritten Offering severally agrees to complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up agreements and other documents customarily and reasonably required under the terms of such underwriting arrangements. Any such underwriting agreement to be entered into among the Company, managing underwriter of such offering and each Holder participating in such Underwritten Offering shall contain representations and warranties by such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions on the part of selling stockholders. The Company hereby agrees with each Holder that, in connection with any Underwritten Offering in accordance with the terms hereof, it will negotiate in good faith and execute all indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, including using all commercially reasonable efforts to procure customary legal opinions, auditor “comfort” letters and reports of the independent mining engineers and geologists of the Company relating to the mineral reserves of the Company included in the Registration Statement if the Company has had its reserves prepared, audited or reviewed by an independent mining engineer or geologist.

(l) For a reasonable period prior to the filing of any Registration Statement and throughout the Effectiveness Period, the Company will make available, upon reasonable notice at the Company’s principal place of business or such other reasonable place, for inspection during normal business hours by a representative or representatives of the selling Holders, the Managing Underwriter and any attorneys or accountants retained by such selling Holders or underwriters, all such financial and other information and books and records of the Company, and cause the officers, employees, counsel, independent certified public accountants and independent mining engineers and geologists of the Company to respond to such inquiries, as shall be reasonably necessary (and in the case of counsel, not violate an attorney-client privilege in such counsel’s reasonable belief) to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless disclosure of such information is required by court or administrative order or, in the opinion of counsel to such Person, law, in which case, such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure.

(m) In connection with any Underwritten Shelf Takedown, the Company will use commercially reasonable efforts to take such actions as the Holders reasonably request in order to expedite or facilitate the disposition of the Registrable Securities subject to such Underwritten Shelf Takedown and to cause appropriate officers and employees to be available, on a customary basis and upon reasonable notice, to meet with prospective investors in presentations, meetings and road shows.

(n) Each Holder agrees to furnish to the Company any other information regarding the Holder and the distribution of such securities as the Company reasonably determines is required to be included in any Registration Statement or any Prospectus or prospectus supplement relating to an Underwritten Offering.

(o) Notwithstanding any other provision of this Agreement, the Company shall not be required to file a Registration Statement (or any amendment thereto) or effect an Underwritten Shelf Takedown (or, if the Company has filed a Shelf Registration Statement and has included Registrable Securities therein, the Company shall be entitled to suspend the offer and sale of Registrable Securities pursuant to such Registration Statement) for a period of up to 90 days if (i) the Board determines that a postponement is in the best interest of the Company and its stockholders generally due to a pending financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its subsidiaries (including a pending securities offering by the Company), (ii) the Board determines such registration would render the Company unable to comply with applicable securities laws or (iii) the Board determines such registration would require disclosure of material information that the Company has a bona fide business purpose for preserving as confidential (any such period, a “Blackout Period”); provided that in no event shall any Blackout Periods, any Suspension Periods and any Holder Lock-Up Periods collectively continue for more than 120 days in the aggregate during any consecutive 12-month period. Each Holder agrees that the receipt of any notice pursuant to this Section 3(o) does not constitute MNPI, but nevertheless shall be kept confidential and not be disclosed without the prior written consent of the Company until such time as the information contained therein is or becomes available to the public generally, other than as a result of disclosure by the Holder in breach of the terms of this Agreement.

(p) In connection with an Underwritten Offering, the Company will use commercially reasonable efforts to provide to each Holder named as a selling securityholder in any Registration Statement, if requested, a copy of any auditor “comfort” letters, customary legal opinions or reports of the independent mining engineers and geologists of the Company relating to the mineral reserves of the Company, in each case that have been provided to the Managing Underwriter in connection with the Underwritten Offering, not later than the Business Day prior to the effective date of such Registration Statement.

(q) In connection with any Underwritten Offering, any Holder that together with its Affiliates owns 10% or more of the outstanding Common Stock, shall execute a customary “lock-up” agreement with the underwriters of such Underwritten Offering containing a lock-up period equal to the shorter of (A) the shortest number of days that a director of the Company, “executive officer” (as defined under Section 16 of the Exchange Act) of the Company or any stockholder of the Company (other than a Holder or director or employee of, or consultant to, the Company) who owns 10% or more of the outstanding Common Stock contractually agrees to with the underwriters of such Underwritten Offering not to sell any securities of the Company following such Underwritten Offering and (B) 90 days from the date of the execution of the underwriting agreement with respect to such Underwritten Offering (each such period, a “Holder Lock-Up Period”).

(r) Notwithstanding anything to the contrary in this Agreement, any Holder may make a written election (an “Opt-Out Election”) to no longer receive from the Company any Underwritten Shelf Takedown Notice, Piggyback Registration Notice or Underwritten Offering Piggyback Notice (each, a “Covered Notice”), and, following receipt of such Opt-Out Election, the Company shall not be required to, and shall not, deliver any such Covered Notice to such Holder from the date of receipt of such Opt-Out Election and such Holder shall have no right to participate in any Registration Statement or Underwritten Offering as to which such Covered Notices pertain. An Opt-Out Election shall remain in effect until it has been revoked in writing and received by the Company. A Holder who previously has given the Company an Opt-Out Election may revoke such election at any time in writing, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Elections.

(s) The restrictive legend on any Shares covered by this Agreement shall be removed if (a) such Shares are sold pursuant to an effective Registration Statement, (b) a Registration Statement covering the sale of such Shares is effective under the Securities Act or the Shares may be resold pursuant to Rule 144 subject only to compliance with paragraph (c) of Rule 144 (i.e., such Holder is not an affiliate of the Company, and has not been an affiliate of the Company for the previous three months, and has satisfied the six-month holding period under Rule 144) and the applicable Holder delivers to the Company a representation and/or “will comply” letter, as applicable, certifying that, among other things, such Holder will only transfer such Shares pursuant to such effective Registration Statement or Rule 144 and will, upon request following any lapse of effectiveness of such Registration Statement or lapse of availability of Rule 144, cooperate with the Company to not make sales pursuant to such Registration Statement until such Registration Statement again becomes effective or until Rule 144 is available, (c) such Shares may be sold by the applicable Holder free of restrictions without regard to Rule 144(b) under the Securities Act (i.e., such Holder is not an affiliate of the Company, and has not been an affiliate of the Company for the previous three months, and has satisfied the one-year holding period under Rule 144) or (d) such Shares are being sold, assigned or otherwise transferred pursuant to Rule 144; provided, that with respect to clause (b), (c) or (d) above, the applicable Holder has provided all documentation and evidence (which may include an opinion of counsel) as may reasonably be required by the Company or its transfer agent to confirm that the legend may be removed under applicable securities laws (the “Legend Removal Documents”). The Company shall cooperate with the applicable Holder covered by this Agreement to effect the removal of the legends on such Shares pursuant to this Section 3(s) as soon as reasonably practicable after the delivery of notice from such Holder that the conditions to removal are satisfied (together with any Legend Removal Documents), including, without limitation, by delivering an instruction letter and an opinion of counsel to the Company to the Company’s transfer agent no later than one Trading Day following the delivery of such notice. The Company shall bear all direct costs and expenses associated with the removal of a legend pursuant to this Section 3(s) (including, without limitation, costs of counsel of the Company and any fees required for processing of any instruction letter delivered by the Company); provided, that the applicable Holder shall be responsible for all fees and expenses (including of counsel for such Holder) incurred by such Holder with respect to delivering the Legend Removal Documents.

4. No Inconsistent Agreements; Additional Rights. The Company shall not hereafter enter into, and is not currently a party to, any agreement (except any agreements, if any, publicly filed via the Commission’s EDGAR filing system on or before the date hereof) with respect to its securities that is inconsistent in any material respect with the rights granted to the Holders by this Agreement.

5. Registration Expenses. Subject to the last sentence of Section 3(s), all Registration Expenses incident to the Parties’ performance of or compliance with their respective obligations under this Agreement or otherwise in connection with the Resale Shelf Registration Statement or any Underwritten Shelf Takedown, Piggyback Registration or Underwritten Piggyback Offering (in each case, excluding any Selling Expenses) shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to a Registration Statement. “Registration Expenses” shall include, without limitation, (i) all registration and filing fees (including fees and expenses (A) with respect to filings required to be made with the Trading Market, (B) in compliance with applicable state securities or “Blue Sky” laws and (C) with respect to filings with The Financial Industry Regulation Authority), (ii) printing expenses (including expenses of printing certificates for Company Securities and of printing Prospectuses if the printing of Prospectuses is reasonably requested by a Holder of Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel, auditors, accountants and independent mining engineers and geologists for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (vii) the fees and expenses of one law firm of national standing selected by the Holders owning the majority of the Registrable Securities to be included in any such registration or offering, subject to a maximum fee of $75,000 per Registration Statement filed pursuant to Section 2, and (viii) all expenses relating to marketing the sale of the Registrable Securities, including expenses related to conducting a “road show.” In addition, the Company shall be responsible for all of its expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including expenses payable to third parties and including all salaries and expenses of their officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on the Trading Market.

6. Indemnification.

(a) The Company shall indemnify and hold harmless each Holder, its Affiliates and each of their respective officers and directors and any agent thereof, and each other Person, if any, who Controls any Holder within the meaning of the Securities Act (collectively, “Holder Indemnified Persons”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any and all claims, demands, actions, suits or Proceedings, whether civil, criminal, administrative or investigative, in which any Holder Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act or otherwise (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, in any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the Effective Period), or arising out of or based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, in the case of the Registration Statement, or arising out of or based upon the omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any preliminary prospectus (if the Company authorized the use of such preliminary prospectus prior to the Effective Date), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the Effective Period); provided, however, that the Company shall not be liable to any Holder Indemnified Person to the extent that any such claim arises out of, is based upon or results from an untrue or alleged untrue statement or omission or alleged omission made in such Registration Statement, such preliminary, summary or final prospectus or free writing prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder Indemnified Person specifically for use in the preparation thereof. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. This indemnity shall be in addition to any liability the Company may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder Indemnified Person or any indemnified party and shall survive the transfer of such securities by such Holder. Notwithstanding anything to the contrary herein, this Section 6 shall survive any termination or expiration of this Agreement indefinitely.

(b) In connection with any Registration Statement in which a Holder participates, such Holder shall, severally and not jointly, indemnify and hold harmless the Company, its Affiliates and each of their respective officers, directors and any agent thereof, and each other Person, if any, who Controls the Company within the meaning of the Securities Act, to the fullest extent permitted by applicable law, from and against any and all Losses as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any such Registration Statement, in any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), or arising out of or based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, in the case of the Registration Statement, or arising out of or based upon the omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of any preliminary prospectus (if used prior to the Effective Date of such Registration Statement), or in any summary or final prospectus or free writing prospectus (if such free writing prospectus was authorized for use by the Company) or in any amendment or supplement thereto (if used during the period the Company is required to keep the Registration Statement current), but only to the extent that the same are made in reliance and in conformity with information relating to the Holder furnished in writing to the Company by such Holder expressly for use therein. This indemnity shall be in addition to any liability such Holder may otherwise have and shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any indemnified party. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder from the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim or there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to any local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party there may be one or more legal or equitable defenses available to such indemnified party that are in addition to or may conflict with those available to another indemnified party with respect to such claim. Failure to give prompt written notice shall not release the indemnifying party from its obligations hereunder.

(d) If the indemnification provided for in this Section 6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Losses referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and of the indemnified party, on the other, in connection with the untrue or alleged untrue statement of a material fact or the omission to state a material fact that resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

7. Facilitation of Sales Pursuant to Rule 144. The Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the request of any Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

8. Lock-Up. Each of the Holders agrees that he, she or it will not, during (and to the extent prohibited by the terms of this Section 8) the Lock-up Period, (i) lend, offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right, or warrant to purchase, or otherwise transfer or dispose of, in each case whether effected directly or indirectly, any Registrable Securities held by such Holder; (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such Registrable Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Registrable Securities or other securities, in cash, or otherwise; or (iii) publicly announce the intention to effect any of the transactions covered in clause (i) and (ii) above; provided, that a Holder may enter into a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of Registrable Securities so long as such plan does not provide for the transfer of Registrable Securities during the Lock-up Period; provided, further, that nothing herein shall prohibit any Holder from (A) pledging any Registrable Securities in connection with such Person’s entry into a credit facility or any other bona fide borrowing or similar lending arrangement, which shall include margin loans (provided, that for the avoidance of doubt, any pledgee who receives Common Stock following the exercise of remedies shall not be subject to the restrictions set forth in this Section 8), (B) transferring any Registrable Securities as a distribution or transfer to general partners, limited partners, members or stockholders of any Holder, or to any corporation, partnership, limited liability company, investment fund or other entity which controls or manages or is controlled or managed by any such Holder, or to any Affiliate under common control or management with any such Holder, (C) transferring any Registrable Securities in connection with the completion of a liquidation, merger, stock exchange or other similar transaction that results in all of the Company’s securityholders having the right to exchange their shares of Common Stock for cash, securities or other property, (D) electing to dispose of Registrable Securities pursuant to a block trade with reasonably expected gross proceeds of at least $20 million from such block trade (a “Block Trade”) provided, that the recipient of the Registrable Securities pursuant to such Block Trade agrees to be bound in writing by the restrictions in this Section 8, (E) electing to exercise his or her rights pursuant to Section 2(c) to include Registrable Securities in any Piggyback Registration or Underwritten Piggyback Offering, (F) (x) transferring Registrable Securities pursuant to a bona fide third-party tender offer for shares of the Company’s capital stock made to all Holders of the Company’s securities or pursuant to a merger, consolidation or other similar transaction approved by the Board of the Company the result of which is that any person (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, other than the Company, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of the total voting power of the voting stock of the Company and (y) entering into any lockup, voting or similar agreement pursuant to which the Holder may agree to transfer, sell, tender or otherwise dispose of shares of Common Stock or such other securities in connection with a transaction described in the immediately foregoing clause (x) above (provided that, in the event that such change of control transaction is not completed, any Registrable Securities shall remain subject to the restrictions contained in this Section 8), or (G) transferring any Registrable Securities by operation of law or pursuant to a final order of a court or regulatory agency; provided, further, that, in the case of the foregoing clauses (A) through (C), (1) each such transferee agrees to be bound in writing by the restrictions set forth in this Section 8, (2) any such transfer shall not involve a disposition for value and (3) no public filing or public disclosure shall be required or voluntarily made during the Lock-up Period in connection with any such transfer (other than required filings under Sections 13(d) or 13(g) or Section 16 of the Exchange Act). For purposes of this Section 8, the term “Lock-Up Period” shall mean the period beginning on the date hereof and ending on the 90th day hereafter.

9. Transfers of Registration Rights.  The provisions hereof will inure to the benefit of, and be binding upon, the successors and assigns of each of the Parties, except as otherwise provided herein; provided, however, that the registration rights granted hereby may be transferred only (a) by operation of law, (b) if such transferee is a Permitted Transferee or (c) if such transfer is not made in accordance with clauses (a) and (b), with the express prior written consent of the Company, provided, in each case, that any such transferee shall not be entitled to the rights provided in this Agreement unless such transferee of registration rights hereunder agrees to be bound by the terms and conditions hereof and executes and delivers to the Company a duly executed Adoption Agreement. Notwithstanding anything to the contrary contained in this Section 9, any Holder may elect to transfer all or a portion of its Registrable Securities to any third party without assigning its rights hereunder with respect thereto; provided, that in any such event all rights under this Agreement with respect to the Registrable Securities so transferred shall cease and terminate. References to a Party in this Agreement shall be deemed to include any such transferee or assignee permitted by this Section 9.

10. Miscellaneous.

(a) Remedies. In the event of actual or potential breach by the Company of any of its obligations under this Agreement, each Holder, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. Subject to the last sentence of Section 3(o), each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(e), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement as contemplated by Section 3(j) or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement (a “Suspension Period”). The Company may provide appropriate stop orders to enforce the provisions of this Section 10(b).

(c) Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Holders that hold a majority of the Registrable Securities as of the date of such waiver or amendment; provided, that any waiver or amendment that would have a disproportionate adverse effect on a Holder relative to the other Holders shall require the consent of such Holder. The Company shall provide prior notice to all Holders of any proposed waiver or amendment. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any Party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Section 10(d) prior to 5:00 p.m. Central Time on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail as specified in this Agreement later than 5:00 p.m. Central Time on any date and earlier than 11:59 p.m. Central Time on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service (iv) upon actual receipt by the Party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

If to the Company:	Atlas Energy Solutions Inc.
Attention: Dathan Voelter
5918 W. Courtyard Drive, Suite 500
Austin, Texas 78730
Electronic mail: ***

With copy to:	Vinson & Elkins L.L.P.
Attention: Thomas G. Zentner
200 West 6th Street, Suite 2500
Austin, Texas 78701
Electronic mail: ***

If to any Person who is then the registered Holder:	To the address of such Holder as it appears in the applicable register for the Registrable Securities or such other address as may be designated in writing by such Holder (including on the signature pages hereto).

(e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as provided in this Section 10, this Agreement, and any rights or obligations hereunder, may not be assigned by any Holder without the prior written consent of the Company (acting through the Board). The Company may not assign its rights or obligations hereunder without the prior written consent of a majority in interest of the Holders.

(f) No Third Party Beneficiaries. Nothing in this Agreement, whether express or implied, shall be construed to give any Person, other than the Parties or their respective successors and permitted assigns, any legal or equitable right, remedy, claim or benefit under or in respect of this Agreement.

(g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile or electronic mail transmission, such signature shall create a valid binding obligation of the Party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature delivered by facsimile or electronic mail transmission were the original thereof.

(h) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the state of Delaware. Each of the Parties irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the state of Delaware and the United States District Court for the district of Delaware and the appellate courts therefrom for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each Party anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the Parties irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

(i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(k) Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and the matters addressed or governed hereby, whether oral or written.

(l) Limitation on Subsequent Registration Rights. The Company shall not grant any registration rights to any third party if such registration rights are senior to or are inconsistent with the registration rights granted to the Holders under this Agreement.

(m) Termination. Except for Section 6, this Agreement shall terminate as to any Holder on the earlier of (i) the date all Registrable Securities held by such Holder no longer constitute Registrable Securities, (ii) the date such Holder ceases to be a Holder hereunder or (iii) the third anniversary of the date hereof.

[THIS SPACE LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first written above.

COMPANY:

Atlas Energy Solutions Inc.

By:	/s/ John Turner
Name:	John Turner
Title:	President and Chief Financial Officer

HOLDERS:

Clearlake Capital Partners V Finance, L.P.

By:	/s/ Fred Ebrahemi
Name:	Fred Ebrahemi
Title:	General Counsel

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
Name:	Andrew Thau
Title:	Managing Director
WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
Name:	Andrew Thau
Title:	Managing Director

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
Name:	Andrew Thau
Title:	Managing Director

WHITEBOX CREDIT PARTNERS, LP

By:	/s/ Andrew Thau
Name:	Andrew Thau
Title:	Managing Director
WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
Name:	Andrew Thau
Title:	Managing Director

ABBOT LABORATORIES ANNUITY RETIREMENT TRUST;

ABBOT-ABBVIE MULTIPLE EMPLOYER PENSION PLAN TRUST;

DUNHAM HIGH YIELD BOND FUND;

MARYLAND STATE RETIREMENT AND PENSION SYSTEM;

PUBLIC EMPLOYEES’ RETIREMENT ASSOCIATION OF NEW MEXICO;

PINEBRIDGE GLOBAL OPPORTUNISTIC DM CREDIT FUND LP;

SUNAMERICA SERIES TRUST – HIGH YIELD BOND PORTFOLIO;

STANDARD INSURANCE COMPANY;

TRANSAMERICA UNCONSTRAINED BOND;

PINEBRIDGE GLOBAL MULTI-STRATEGY HIGH YIELD BOND FUND; AND

VALIC COMPANY II – CORE BOND FUND

BY: PINEBRIDGE INVESTMENTS LLC

By:	/s/ John Yovanovic
Name:	John Yovanovic
Title:	Managing Director and Head of High Yield Portfolio Management

By:	/s/ Andrew J. Super
Name:	Andrew J. Super

By:	/s/ Brian McConn
Name:	Brian McConn

By:	/s/ Clee Heston
Name:	Clee Heston

By:	/s/ Cas Eichenseer
Name:	Cas Eichenseer

By:	/s/ Chris Albaugh
Name:	Chris Albaugh

By:	/s/ Chris Click
Name:	Chris Click

By:	/s/ Dave Harger
Name:	Dave Harger

By:	/s/ David Banks
Name:	David Banks

By:	/s/ E. Dirk Hallen
Name:	E. Dirk Hallen

By:	/s/ James Laxson
Name:	James Laxson

By:	/s/ Jami Kabus
Name:	Jami Kabus

By:	/s/ JP Srock
Name:	JP Srock

By:	/s/ Luke Hayden
Name:	Luke Hayden

By:	/s/ Matt Corcoran
Name:	Matt Corcoran

By:	/s/ Mike Hahn
Name:	Mike Hahn

By:	/s/ Mike Mesrobian
Name:	Mike Mesrobian

By:	/s/ Robin Copley
Name:	Robin Copley

By:	/s/ Stephen White
Name:	Stephen White

By:	/s/ Tim Lambrecht
Name:	Tim Lambrecht

By:	/s/ Tom Wilkie
Name:	Tom Wilkie

By:	/s/ Travis Frakes
Name:	Travis Frakes

By:	/s/ William Barker
Name:	William Barker

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement is executed by the undersigned transferee (“Transferee”) pursuant to the terms of the Registration Rights Agreement, dated as of [____], 2024, among Atlas Energy Solutions Inc., a Delaware corporation (the “Company”), the Initial Holders and the other Holders party thereto (as it may be amended from time to time, the “Registration Rights Agreement”). Terms used and not otherwise defined in this Adoption Agreement have the meanings set forth in the Registration Rights Agreement.

By the execution of this Adoption Agreement, the Transferee agrees as follows:

1.	Acknowledgement. Transferee acknowledges that Transferee is acquiring certain shares of Common Stock subject to the terms and conditions of the Registration Rights Agreement.

2.	Agreement. Transferee (a) agrees that the shares of Common Stock acquired by Transferee shall be bound by and subject to the terms of the Registration Rights Agreement, pursuant to the terms thereof, and (b) hereby adopts the Registration Rights Agreement with the same force and effect as if he, she or it were originally a party thereto.

3.	Notice. All notices, requests, claims, demands, waivers and other communications under the Registration Rights Agreement shall be given to Transferee at the address listed below Transferee’s signature.

4.	Joinder. The spouse of the undersigned Transferee, if applicable, executes this Adoption Agreement to acknowledge its fairness and that it is in such spouse’s best interest, and to bind such spouse’s community interest, if any, in the shares of Common Stock and in the Registration Rights Agreement.

Signature:

Name:

Address:
Contact person:
Telephone number:
E-mail address: